                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (File Nos. 333-74775, 333-75175, 333-89159, 333-40408
and 333-44298) and S-8 (File Nos. 333-80065, 333-80067 and 333-80069) of Boston
Life Sciences, Inc. and its subsidiaries (the "Company") of our report dated March 22, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts

March 29, 2002

                                      54